SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	April 4, 2012 (April 3, 2012)

VIRTUALSCOPICS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-52018	04-3007151
(Commission File Number)	(IRS Employer Identification No.)

500 Linden Oaks, Rochester, New York	14625
(Address of Principal Executive Offices)	(Zip Code)

(585) 249-6231
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On April 3, 2012, VirtualScopics, Inc., a Delaware corporation (the “Company” or “Issuer”), and Merck Global Health Innovation Fund, LLC, a Delaware limited liability company (“the Purchaser”) entered into a Series C Preferred Stock and Warrant Purchase Agreement (the “Purchase Agreement”). Under the Purchase Agreement, the Issuer agreed to sell to the Purchaser up to 3,000 shares of the Issuer’s Series C-1 Preferred Stock (the “Series C-1 Preferred”), up to 3,000 shares of Series C-2 Preferred Stock (the “Series C-2 Preferred” and with the Series C-1 Preferred, the “Series C Preferred Stock”) and warrants to purchase up to 2,722,632 shares of common stock at an exercise price of $1.2043 per share (the “Series C Warrants”) for a purchase price of $6,000,000. The initial closing under the Purchase Agreement took place on April 3, 2012 at which the Issuer sold to the Purchaser 3,000 shares of Series C-1 Preferred and Series C Warrants which are exercisable to purchase 1,361,316 shares of common stock for a purchase price of $3,000,000.

The second closing will take place within one year of the initial closing and will provide for the sale of the Series C-2 Preferred and other half of the Series C Warrants. The second closing is subject to customary closing conditions and the Issuer meeting the following milestones in connection with its efforts to expand its quantitative imaging technology into new markets, including personalized medicine:

(i)	FDA clearance on the Issuer’s dynamic contrast enhanced magnetic resonance imaging (“DCE-MRI”) application for measuring blood flow and metabolic activity;
(ii)	Development of independent/standalone software platform to ‘house’ applications for the quantitative imaging center;
(iii)	Design of DCE-MRI validation trial in support of obtaining reimbursement/broader proof of utility;
(iv)	Signed agreement, or similar arrangement with academic site to run DCE-MRI validation trial;
(v)	Design of volumetric tumor validation trial in support of obtaining broader proof of utility; and
(vi)	Hiring senior marketing executive (who will be head of marketing and product management for the quantitative imaging center) and development of a marketing plan.

In the event the milestones have not occurred, the Purchaser may prior to the first anniversary of the initial closing elect to purchase the securities in the second closing, subject to customary closing conditions.

The Purchase Agreement is attached hereto as Exhibit 10.1 and the form of Series C Warrant is attached hereto as Exhibit 4.1, and each is incorporated herein by reference. The Series C Preferred Stock and the Series C Warrants are referred to herein, collectively, as the “Series C Securities.” We sometimes refer to the transaction described in this paragraph as the “financing.”

A description of the material terms of the financing is set forth below, and is qualified in its entirety by reference to the documents attached hereto as Exhibits 3.1, 4.1, 4.2, 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7 which are incorporated herein by reference.

Series C Preferred Stock

The description of the Series C Preferred Stock is subject to and qualified by the terms and conditions of the Certificate of Designation of Rights and Preferences of the Series C-1 Preferred Stock and the Series C-2 Preferred Stock of VirtualScopics, Inc. (the “Series C Certificate of Designation”), a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

The Series C Preferred Stock is convertible, at the holder’s election, into shares of the Issuer’s common stock at the conversion rate, determined by dividing (i) the stated value per share (initially $1,000), plus, if consented to by the Issuer, all accrued and unpaid dividends, by (ii) the conversion price, initially $1.2043. The number of shares issuable at the initial conversion price of the Series C-1 Preferred represents 2,491,073 shares of common stock, which would be the same number for any Series C-2 Preferred issued at the second closing. The initial conversion price is subject to adjustment in the event of certain corporate transactions, including but not limited to, issuances of common stock at a price below the conversion price of the Series C Preferred Stock in effect at that time, stock splits and combinations, certain dividends and distributions, and mergers and reorganizations. The right to convert is subject to the limitation under the Exchange Cap, described below.

The Series C Preferred Stock has a liquidation preference that is senior to the Issuer’s Series A Convertible Preferred Stock, Series B Preferred Stock and common stock.

Dividends on the Series C Preferred Stock accrue on the initial stated value of each share ($1,000) at an annual rate of 4%. Generally, dividends are payable (x) in cash quarterly, if so elected each year by holders of a majority of the Series C-1 Preferred and (y) if not so elected shall accrue and be payable on conversion or liquidation of the Issuer. The holders of a majority of the Series C-1 Preferred may elect to receive payment of dividends in shares of the Issuer’s common stock valued at the prevailing market price, but in no event at a price per share of less than $1.2043 without the consent of the Issuer. The dividends on the Series C-2 Preferred would be paid in the same manner. The holders of Series C Preferred Stock also participate with the common stock on dividends.

Holders of Series C Preferred Stock are entitled to vote on all matters submitted to a vote of our common stockholders. Each share of Series C Preferred Stock will have a number of votes equal to the number of shares of our common stock into which the share is convertible at the price of $1.53 per share. As a result, holders of Series C-1 Preferred will have the number of votes equal to 1,960,784 shares of common stock. If the Series C-2 Preferred is issued in full at the second closing, the holders thereof will have the same number of votes. Except as otherwise required by law or the Certificate of Incorporation, holders of Series C-1 Preferred and Series C-2 Preferred vote with common stock as a single class. Approval by the holders of at least a majority of the then outstanding shares of Series C-1 Preferred Stock and Series C-2 Preferred Stock, in the aggregate, is required before we may take certain actions, including but not limited to:

1)	change adversely the rights given to the Series C-1 Preferred or Series C-2 Preferred;
2)	authorize another class of stock ranking senior to or otherwise pari passu with the Series C-1 Preferred or Series C-2 Preferred;
3)	amend the Certificate of Incorporation or other charter documents so as to affect adversely the Series C-1 Preferred or Series C-2 Preferred;
4)	increase the authorized number of shares of preferred stock or the existing series;
5)	decrease the dividend rate of the Series C-1 Preferred or Series C-2 Preferred;
6)	pay dividends on any other class or series of our capital stock other than the Series B Convertible Preferred Stock;
7)	redeem any shares of our capital stock with certain exceptions;
8)	amend the anti-dilution adjustment in respect of the Series C- 1 Preferred or Series C-2 Preferred for subsequent equity sales;
9)	enter into any deemed liquidation event in which the holders of Series C-1 Preferred or Series C-2 Preferred would receive less than their liquidation preference; or
10)	amend the certificates of designations for the Series A Convertible Preferred Stock or Series B Preferred Stock.

So long as the number of outstanding shares of Series C-1 Preferred and Series C-2 Preferred equal or exceed, in the aggregate, a number of shares that can be converted into common stock representing more than 5% of the outstanding shares of common stock, the record holders of Series C-1 Preferred and Series C-2 Preferred, voting together as a single class, shall be entitled to elect one director.

The issuance of the Series C-1 Preferred triggers certain anti-dilution provisions of the Issuer’s warrants issued in 2007 in connection with the sale of its Series B Preferred Stock (the “Series B Warrants”). As a result, the exercise price of outstanding Series B Warrants with an exercise price of $1.3849 per share will be reduced to $1.2043 per share. This portion of the Series B Warrants will be exercisable for approximately 74,173 additional shares of common stock.

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Series C Warrants

The Series C Warrants are subject to and qualified by the terms and conditions contained in the form of Warrant, a copy of which is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The Series C Warrants have a seven (7) year term and have an exercise price of $1.2043 per share. The Series C Warrants issued at the initial closing of the financing are exercisable for 1,361,316 shares of common stock. The Series C Warrants issued at the initial closing will not be exercisable until September 30, 2012.

Investor Rights Agreement

In connection with the financing, the Issuer entered into an Investor Rights Agreement with the Purchaser on April 3, 2012 (the “Investor Rights Agreement”). Pursuant to the Investor Rights Agreement, the Issuer granted certain registration rights to the Purchaser, including the filing of a registration statement with the Securities and Exchange Commission covering the resale of the shares of common stock resulting from the conversion and exercise of the securities on demand. The Investor Rights Agreement also contains “piggy-back” rights for the Purchaser. The Purchaser will also have other rights, including but not limited to, the right to participate in any new financing by the Issuer on a pro rata basis, the right to approve the nomination of a director for election at the 2013 annual meeting of stockholders, the right to a seat on the Issuer’s Corporate Governance and Nominating Committee, and board observer, information and inspection rights. A copy of the Investor Rights Agreement is attached to this Current Report as Exhibit 10.2.

Stockholder Approval

Under the terms of the Purchase Agreement, the Issuer has agreed to seek stockholder approval authorizing, in connection with the financing, the issuance of shares of common stock in excess of the amounts permitted under Nasdaq Listing Rules (the "Exchange Cap"). The Issuer is not obligated to issue in common stock in excess of the Exchange Cap unless and until the Issuer’s stockholders approve such issuances. The Series C Securities are not convertible or exercisable until the trading day following the effective date for the Issuer's stockholder vote which is expected to take place in June 2012. Absent the prior written consent of the Purchaser, prior to the stockholder approval under the Nasdaq Listing Rules, the Issuer may not issue any securities which would have resulted in an adjustment to the Series C conversion price if the Exchange Cap had not then been in effect.

Series A and B Amendments; Voting Agreements

As part of the financing the Issuer agreed to present at its upcoming annual meeting of stockholders amendments to the Certificate of Designations for its Series A Convertible Preferred Stock (“Series A Preferred Stock”) and Series B Preferred Stock (“Series B Preferred Stock”). It also entered into Preferred Stock Voting Agreements effective April 3, 2012, with the holders of a majority of its outstanding Series A Preferred Stock, Philip J. Hempleman, the 1998 Hempleman Family Trust and Kirk Balzer, and the holders of all its outstanding Series B Preferred Stock, Chairman Robert Klimasewski and SRK Management Company, controlled by director Sidney R. Knafel, to support amendments to the Series A Preferred Stock and Series B Preferred Stock. If approved, the amendments would amend these Certificates of Designation to, among other things:

•	Eliminate the right to approve senior or pari passu securities;
•	Clarify that class approval rights do not extend to a sale of the Issuer or similar change in control event;
•	Eliminate anti-dilution adjustments for new shares issued at a price less than the conversion price of the Series C Preferred Stock ($1.2043 per share);

•	Confirm the senior nature of the Series C Preferred Stock and conform to the other rights of the Series C Preferred Stock; and
•	Eliminate redemption rights for the Series B Preferred Stock

Copies of the Preferred Stock Voting Agreements are attached to this Current Report as Exhibits 10.3, 10.4, 10.5 and 10.6.

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Amended and Restated Series B Warrants

As part of the financing, we also agreed with holders of approximately 78% of our Series B Warrants to amend and restate those terms. The Amended and Restated Series B Warrants are substantially similar to the prior Series B Warrants, except that the amendments eliminate price-based anti-dilution adjustments and redemption rights. A copy of the form of Amended and Restated Series B Warrant is attached to this Current Report as Exhibit 4.2.

Director Indemnification Agreement

In connection with the financing, the Issuer entered into an Indemnification Agreement dated April 3, 2012 with new director David Rubin. Mr. Rubin was elected to the Board by the holders of Series C Preferred Stock following the closing of the financing. A copy of the Director Indemnification Agreement is attached to this Current Report as Exhibit 10.7.

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 is hereby incorporated by reference. The Series C Preferred Stock and the Common Stock underlying the Series C Preferred Stock and Series C Warrants are not currently registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The securities issued were issued to the Purchaser in a private placement exempt from the registration requirements of the Securities Act under Section 4(2), and Rule 506 thereunder. The securities may not be resold absent registration under the Securities Act or an exemption therefrom. No advertising or general solicitation was employed in offering the securities. The offering and sale was made directly to one entity, which is an accredited investor, and transfer of the Series C Securities and the underlying shares are restricted from resale by the Issuer in accordance with the requirements of the Securities Act.

Item 3.03 Material Modifications to Rights of Security Holders.

On April 3, 2012, the Issuer filed the Series C Certificate of Designation with the Secretary of State of the State of Delaware, in order to designate and establish the shares of Series C-1 Preferred and Series C-2 Preferred, a copy of which has been filed with this Current Report on Form 8-K as Exhibit 3.1, and is incorporated herein by reference. The Series C Certificate of Designation, describing the rights, privileges and preferences of the Issuer’s Series C Preferred Stock and the issuance of Series C-1 Preferred Stock at the initial closing of the financing, is described more fully in Item 1.01 above.

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 3, 2012, the holders of Series C-1 Preferred Stock elected David Rubin as a new director. Under the terms of the Series C Certificate of Designation, the holders of Series C-1 Preferred Stock and Series C-2 Preferred Stock have the exclusive right to elect one director (the “Series C Director”), and Mr. Rubin has been elected as the Series C Director. Mr. Rubin is expected to be named to the Issuer’s Corporate Governance and Nominating Committee.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 3, 2012, the Issuer filed the Series C Certificate of Designation with the Secretary of State of the State of Delaware, in order to designate and establish the shares of Series C-1 Preferred and Series C-2 Preferred, a copy of which has been filed with this Current Report on Form 8-K as Exhibit 3.1, and is incorporated herein by reference. The Series C Certificate of Designation, describing the rights, privileges and preferences of the Issuer’s Series C Preferred Stock, is described more fully in Item 1.01 above.

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Item 5.07 Submission of Matters to a Vote of Security Holders.

Effective March 29, 2012, the holders of a majority of the Issuer’s Series A Preferred Stock acted by written consent to approve the creation and issuance of the Series C-1 Preferred Stock and Series C-2 Preferred Stock. In the written consent, the holders of Series A Preferred Stock also waived notice of the sale and issuance of the Series C-1 Preferred Stock and Series C-2 Preferred Stock and the anti-dilution adjustments and any similar rights in connection with the issuance of these shares.

Effective March 29, 2012, the holders of all the Issuer’s outstanding Series B Preferred Stock acted by written consent to approve the creation and issuance of the Series C-1 Preferred Stock and Series C-2 Preferred Stock. In the written consent, the holders of Series B Preferred also waived notice of the sale and issuance of the Series C-1 Preferred Stock and Series C-2 Preferred Stock and the anti-dilution adjustments and any similar rights in connection with the issuance of these shares.

On April 3, 2012, the holders of all the Issuer’s outstanding Series C-1 Preferred Stock acted by written consent to elect David Rubin as the Series C Director.

Section 8 – Other Events

Item 8.01 Other Events.

On April 4, 2012, the Issuer issued a press release announcing the financing described in Item 1.01 above. A copy of the Issuer’s press release is filed as Exhibit 99.1 hereto and incorporated by reference herein. This disclosure is being filed pursuant to Rule 135c promulgated under the Securities Act. The securities offered will not and have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This disclosure is neither an offer to sell, nor a solicitation of an offer to buy, any of the securities described in this disclosure, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Certificate of Designation of Rights and Preferences of the Series C-1 Preferred Stock and the Series C-2 Preferred Stock of VirtualScopics, Inc.

4.1	Form of Series C Warrant

4.2	Form of Amended and Restated Series B Warrant

10.1	Series C Preferred Stock and Warrant Purchase Agreement between VirtualScopics, Inc. and Merck Global Health Innovation Fund, LLC dated April 3, 2012

10.2	Investor Rights Agreement between VirtualScopics, Inc. and Merck Global Health Innovation Fund, LLC dated April 3, 2012

10.3	Voting Agreement between VirtualScopics, Inc. and Robert Klimasewski effective April 3, 2012

10.4	Voting Agreement between VirtualScopics, Inc. and SRK Management Company effective April 3, 2012

10.5	Voting Agreement between VirtualScopics, Inc. and Philip J. Hempleman and the 1998 Hempleman Family Trust effective April 3, 2012

10.6	Voting Agreement between VirtualScopics, Inc. and Kirk Balzer effective April 3, 2012

10.7	Indemnification Agreement between VirtualScopics, Inc. and David Rubin dated April 3, 2012

99.1	Press Release dated April 4, 2012

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRTUALSCOPICS, INC.

Date: April 4, 2012	By:	/s/ Molly Henderson
	Name:	Molly Henderson
	Title:	Chief Business and Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Designation of Rights and Preferences of the Series C-1 Preferred Stock and the Series C-2 Preferred Stock of VirtualScopics, Inc., dated April 3, 2012

4.1	Form of Series C Warrant

4.2	Form of Amended and Restated Series B Warrant

10.1	Series C Preferred Stock and Warrant Purchase Agreement between VirtualScopics, Inc. and Merck Global Health Innovation Fund, LLC dated April 3, 2012
10.2	Investor Rights Agreement between VirtualScopics, Inc. and Merck Global Health Innovation Fund, LLC dated April 3, 2012
10.3	Voting Agreement between VirtualScopics, Inc. and Robert Klimasewski effective April 3, 2012
10.4	Voting Agreement between VirtualScopics, Inc. and SRK Management Company effective April 3, 2012
10.5	Voting Agreement between VirtualScopics, Inc. and Philip J. Hempleman and the 1998 Hempleman Family Trust effective April 3, 2012
10.6	Voting Agreement between VirtualScopics, Inc. and Kirk Balzer effective April 3, 2012
10.7	Indemnification Agreement between VirtualScopics, Inc. and David Rubin dated April 3, 2012

99.1	Press Release dated April 4, 2012